UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2025

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Microvast Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation)	001-38826 (Commission File Number)	83-2530757 (IRS Employer Identification No.)
12603 Southwest Freeway, Suite 300 Stafford, Texas 77477 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 491-9505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MVST	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	MVSTW	The Nasdaq Stock Market LLC

Item 1.01	Entry into a Material Definitive Agreement

On March 17, 2025, Microvast Holdings, Inc., a Delaware corporation (the “Company”), entered into the First Amendment to Loan and Security Agreement (the “First Amendment”) to its Loan and Security Agreement (the “Loan Agreement”), dated as of May 28, 2024, by and among the Company, as a guarantor, Microvast, Inc., a Delaware corporation and a direct subsidiary of the Company, as borrower (the “Borrower”), each direct or indirect subsidiary of the Company that is or may, from time to time, become a “Loan Party” party thereto, Yang Wu, the Company’s Chief Executive Officer and Chairman, as initial lender (the “Initial Lender” and, together with the Initial Lender’s permitted successors and assigns, the “Lenders”) and Acquiom Agency Services LLC, as administrative agent and collateral agent for all Lenders, pursuant to which the Lenders may, upon the terms and subject to the conditions stated therein, make loans to the Borrower. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Loan Agreement.

The First Amendment amends the Loan Agreement to extend the Maturity Date from November 28, 2025 to May 28, 2026. All other terms and conditions of the Loan Agreement remain the same.

The foregoing summary description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	First Amendment to Loan and Security Agreement, dated March 17, 2025, by and among Microvast Holdings, Inc., Microvast, Inc., the subsidiaries of Microvast Holdings, Inc. party thereto, the Lenders party thereto and Acquiom Agency Services LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROVAST HOLDINGS, INC.

Date: March 17, 2025	By:	/s/ Isida Tushe
Name: Isida Tushe
Title: President, General Counsel and Corporate Secretary